UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 25, 2017

Acadia Healthcare Company, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35331	45-2492228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 Tower Circle, Suite 1000
Franklin, Tennessee	37067
(Address of Principal Executive Offices)	(Zip Code)

(615) 861-6000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Certificate of Incorporation

At the 2017 annual meeting of stockholders (the “Annual Meeting”) of Acadia Healthcare Company, Inc. (the “Company”) held on May 25, 2017, the stockholders of the Company approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) adopting a majority voting standard for uncontested director elections, as more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 13, 2017. The amendment became effective upon the filing of the Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware on May 25, 2017.

The foregoing description of the amendment to the Certificate of Incorporation does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is included in the complete copy of the Certificate of Incorporation, as amended, attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated by reference herein.

Amendment to Bylaws

On May 25, 2017, an amendment to the Company’s Amended and Restated Bylaws to make conforming changes to implement majority voting in uncontested director elections became effective (the “Bylaws Amendment”). The Bylaws Amendment was previously approved by the Board of Directors of the Company, subject to stockholder approval of the amendment to the Certificate of Incorporation and effectiveness of the Certificate of Amendment, and did not require approval of the stockholders of the Company.

The foregoing description of the Bylaws Amendment does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Bylaws Amendment, a copy of which is included in the complete copy of the Amended and Restated Bylaws, as amended, attached to this Current Report on Form 8-K as Exhibit 3.2 and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its annual meeting of stockholders on May 25, 2017. The proposals considered at the Annual Meeting were voted on as follows:

1. The individuals listed below were elected to serve as Class III directors until the Company’s annual meeting of stockholders in 2020 or until their successors have been elected and take office. The voting results were as follows:

	For	Withheld	Broker Non-Votes
Christopher R. Gordon	80,952,552	342,538	2,643,308
Wade D. Miquelon	79,373,940	1,921,150	2,643,308
William M. Petrie, M.D.	79,606,467	1,688,623	2,643,308

2. The Company’s stockholders approved the amendment to the Company’s Certificate of Incorporation to adopt a majority voting standard in uncontested director elections, by the following vote:

For	Against	Abstain	Broker Non-Votes
81,260,997	12,742	21,351	2,643,308

3. The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers (as defined in the Company’s definitive proxy statement filed with the SEC on April 13, 2017), by the following vote:

For	Against	Abstain	Broker Non-Votes
62,926,784	15,280,765	87,541	2,643,308

4. The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, by the following vote:

For	Against	Abstain
83,018,960	888,658	30,780

5. The Company’s stockholders did not approve a stockholder proposal related to sustainability reporting, by the following vote:

For	Against	Abstain	Broker Non-Votes
21,188,295	59,113,178	993,617	2,643,308

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation, as amended

3.2	Amended and Restated Bylaws, as amended

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2017	ACADIA HEALTHCARE COMPANY, INC.

	By:	/s/ Christopher L. Howard
Christopher L. Howard Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation, as amended

3.2	Amended and Restated Bylaws, as amended